Exhibit 99.2

AMAG Pharmaceuticals Q2-2016 Financial Results August 9, 2016 AMAG Pharmaceuticals

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA) and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, Makena’s position in the market and future growth drivers for Makena, including share gains from compounders, increase in Makena @Home administration and the impact of the increased size of the maternal health sales force; future growth drivers for CBR, including its ability to differentiate CBR’s offerings, improve commercial execution, leverage the larger sales force and align price with value proposition; future growth drivers for Feraheme, including opportunities and plans to grow market share in the hospital and hematology/oncology segments, optimization of net revenue per gram, and the impact of potential approval of the label expansion, including the potential increase in size of the addressable market for Feraheme; expectations for AMAG’s next generation development programs for Makena, including initiating the definitive PK study, AMAG’s intention to conduct a comparative pain study, the design and duration of the PK and pain studies, the anticipated timing to file the sNDA, the timing of an anticipated approval for the subcutaneous auto-injector, including the expected FDA review period, and AMAG’s ability to obtain orphan drug exclusivity for the drug-device combination; expectations for AMAG’s Phase 3 clinical trial for the broader indication for Feraheme, including the expected timing of an sNDA submission; AMAG’s 2016 financial guidance, including GAAP and non-GAAP revenues, GAAP operating income, adjusted EBITDA and GAAP and non-GAAP net income; AMAG’s ability to expand its portfolio and acquire products or companies that provide durable growth opportunities; and its ability to execute key 2016 milestones, including plans to achieve commercial, financial and business development objectives are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, those risks identified in AMAG’s filings with the U.S. Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the year ended December 31, 2015, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 and subsequent filings with the SEC. Any such risks and uncertainties could materially and adversely affect AMAG’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on AMAG’s stock price. AMAG cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. AMAG disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Q2-2016 Earnings Call Agenda 3 Q2-2016 and Recent Highlights 1 5 2016 Key Priorities and Closing Remarks 5 Q&A 6 2 Commercial Update 4 Financial Update 3 Pipeline Update

Strong Product & Services Revenue Growth GAAP Product & Services Revenue ($M) 1 AMAG acquired CBR in August 2015. 4 Makena CBR1 Feraheme +50% 2Q-2015 1Q-2016 2Q-2016 $84.7 $127.4 $109.1

Q2-2016 Highlights and Recent Events 5 Achieved record sales for both Makena and Feraheme Advanced Makena and Feraheme next generation development programs Completed Makena pilot PK studies and are preparing for definitive PK study Accelerated plans to conduct Makena comparative pain study Currently exceeding enrollment target for Feraheme IDA trial Received FDA approval of an additional source of supply for Makena Increased non-GAAP CBR revenue 5% over Q1-2016 Drove strong operating/adjusted EBITDA margins Increased cash and investments by $80.1M in the 1H-2016 to $546M $20M utilized to repurchase common stock and $8.8M used for debt repayment

Commercial Update

MATERNAL HEALTH: MAKENA Proven Commercial Execution Capabilities Record Makena Sales ($M) +23% 7 Launched single-dose, preservative free formulation of Makena $63.6 $65.0 $78.4 $85.0 $95.0 Q2-2015 actual 1Q-2016 actual 2Q-2016 actual 3Q-2016 est. 4Q-2016 est.

MATERNAL HEALTH: MAKENA

Well Positioned in Large Market, Growing Share

$1B Market Opportunity[1]

Q2-2016 Demand Market Share[2]


Makena[2]
37%
Off Guidance[3]
30%
Compounded
Hydroxyprogesterone
Caproate
33%

[1] Company estimates Makena market share based on distributor dispensing data and all other market share based on physician market research data conducted by AMAG.
[2] Based on 140,000 patients, >16 injections/patient and net revenue of ~$425/injection.
[3] Off-guidance represents patients treated outside guidance of Society for Maternal Fetal Medicine, including patients treated with unapproved therapies and untreated patients.

Growth Drivers

Recent Accomplishments

1 Continue share gains from compounders
- ✓ Launched single-dose vial
- ✓ Increased share of single-dose vial to 30% of AMAG business by end of Q2-2016

2 Increase *Makena @Home* administration
- ✓ Signed new home health agreement with leading home health provider
- ✓ Increased average paid injections to 14.0 weeks, up from 13.7

3 Continue to optimize larger maternal health sales force
- ✓ Increased new prescribers using Makena Care Connection 33%

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MATERNAL HEALTH: CORD BLOOD REGISTRY Attractive Recurring Revenue Stream Non-GAAP, Pro Forma CBR Revenue1 ($M) 1See slides 27-29 for reconciliations of GAAP to non-GAAP financial information. 2 Represents pro forma revenue. AMAG acquired CBR in August 2015. GAAP CBR Revenue ($M) 2 9 +5% +25% AMAG Purchased CBR Q3-2015 $30.3 $28.1 $29.4 Q2-2015 Q1-2016 Q2-2016 $19.5 $24.4 Q2-2015 Q1-2016 Q2-2016

10 MATERNAL HEALTH: CORD BLOOD REGISTRY Primary Focus is Category Growth 4M Annual U.S. Births Continue improvement in commercial execution and leverage field footprint Focused on emphasizing competitive advantages and market position Differentiate CBR’s offerings Enhanced messaging to capitalize on generational shift 1 Align pricing with value proposition on cord blood and tissue storage Improved net revenue per new customer Stabilized new customer volume 2 3 Growth Drivers Recent Accomplishments 95.0% 2.5% 2.5% Opportunity Private Family Banking Donation

HEMATOLOGY/ONCOLOGY BUSINESS: FERAHEME Strong Commercial Execution & Differentiated Product Record Feraheme Sales 11 +18% Growth in key segments Both hospital and hematology/oncology segments continue to grow 1 Optimize net revenue per gram Continued sustainable & predictable broad patient access strategy +5% YoY growth 2 Growth Drivers Recent Accomplishments Potential label expansion to include IDA all comers; doubles addressable market Rapid enrollment in head-to-head, Ph. 3 trial 3 $20.6 $24.2 $24.3 2Q-2015 1Q-2016 2Q-2016

Pipeline Update AMAG Pharmaceuticals

Makena Subcutaneous Auto-Injector Development Program Designed for: Easier administration for healthcare providers Pre-filled, single-use – “One & done” Less painful injections Utilizes shorter and more narrow 27 gauge needle Working with proven device partner, Antares Two approved auto-injectors 13 Prototype of drug-device auto-injector IM injection needle Sub-Q injection needle

14 Advancing the Makena Auto-Injector Program Completed pilot PK studies; preparing for definitive PK study Met with FDA to review planned sNDA filing Meeting clarified need to submit pain data with sNDA Pain study to be conducted concurrently with the definitive PK study Provides opportunity for 7 years of orphan drug exclusivity on drug-device combination; complements issued (2026) and pending patents sNDA filing timeline remains unchanged for Q2-2017 Inclusion of pain data likely results in a 10-month review Anticipate FDA approval in Q1-2018

Preparing to Initiate Makena Studies for sNDA Submission Bioequivalence (BE) Study Comparative Pain Study Design Randomized open label parallel BE study Randomized open label parallel study Objective Demonstrate comparable bioavailability between SC and IM injections Compare average injection pain of four weekly injections with SC vs. IM administration using a validated pain scale Patient Population 120 healthy post-menopausal woman 1:1 randomization 60 healthy post-menopausal women 1:1 randomization Time to Completion 3-4 months 3-4 weeks 15

Feraheme Phase 3 Label Expansion Trial Underway

Sample Size (N); Dosing Regimen	N = ~2,000 subjects randomized in a 1:1 ratio to receive either Feraheme (500 mg) or Injectafer (750 mg). Dosed 2x seven days apart
Key Entry Criteria	Subjects with IDA and in whom intravenous iron treatment is indicated and have failed previous course of oral iron
Primary Endpoint	Safety • Incidence of moderate to severe hypersensitivity reactions, including anaphylaxis, and moderate to severe hypotension
Secondary Endpoints	Efficacy • Mean change in hemoglobin from baseline to week 5 • Mean change in hemoglobin/mg iron delivered
# Sites/Region	200 Sites, Global (US, Canada, Europe)

- ~25% of patients enrolled; currently ahead of enrollment target timeline
- Anticipated sNDA filing in 2017

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Financial Update AMAG Pharmaceuticals

GAAP Total Revenue and Operating Income GAAP Total Revenue ($M) 18 Makena CBR Feraheme Collaboration revenue1 GAAP Operating Income ($M) 1 Collaboration revenue of $39.2 million related to the termination of AMAG’s ex-US ferumoxytol marketing partnership agreement, of which $33.6 was non-cash and $5.6 million was cash. Collaboration revenue1 2Q-2015 1Q-2016 2Q-2016 $123.9 $127.4 $109.3 $7.4 $18.1 2Q-2015 1Q-2016 2Q-2016 $61.1

Q2-2016 Financial Summary Note: See corresponding footnotes 4,6,7,8,9,10,12,13,14 on slide 28, and slides 27-29 for reconciliations of GAAP to non-GAAP financial information. * See slide 31 for share reconciliation. ($M, except per share data) Q2-2016 (GAAP) Adjustments Q2-2016 (Non-GAAP) Total revenues $127.4 $5.1 4 $132.5 Cost of revenue 27.1 (17.9) 6,7 9.2 Gross margin $100.3 $23.0 $123.3 Operating expenses 82.2 (23.5) 8,9,10,12 58.7 Operating income / Adjusted EBITDA $18.1 $46.5 $64.6 Interest expense and other (17.5) 3.2 13 (14.3) Net income (loss) before taxes $0.6 $49.7 $50.3 Income tax expense (benefit) 1.2 (1.2) 14 0 Net income (loss) ($0.6) $50.9 $50.3 Net income (loss) per diluted share ($0.02) -- $1.45 Weighted average diluted shares* 34.2 -- 34.6 19

Non-GAAP Revenue Growth Translates into Strong Non-GAAP Adjusted EBITDA 1See slides 27-29 for reconciliations of GAAP to non-GAAP financial information. 2 Represents the $5.6 million cash portion of collaboration revenue recognized in connection with the termination of the company’s ex-US ferumoxytol marketing partnership agreement. Non-GAAP Adjusted EBITDA1 ($M) 20 Non-GAAP Total Revenue1 ($M) Makena CBR Feraheme Collaboration revenue2 Collaboration revenue2 $52.1 $47.5 $64.6 2Q-2015 1Q-2016 2Q-2016 2Q-2015 1Q-2016 2Q-2016 $90.3 $132.5 $117.6

Strong Cash Flow Generation 21 ($M) 6/30/16 12/31/15 Cash, cash equivalents and investments $546 $466 Convertible senior notes (2.5%) $200 $200 Term loan facility (4.75%) 337 346 2023 senior notes (7.875%) 500 500 Total debt (principal amount outstanding) $1,037 $1,046 ($M) 6/30/16 12/31/15 Net debt $491 $580 Net debt ratio1 2.2x 2.7x 1 Net debt ratio based on LTM adjusted EBITDA for each period. 1H-2016 $80M increase in cash, net of $20M stock buy-back and $8.8M in debt amortization

Confirming 2016 Financial Guidance ($M) 2016 GAAP Guidance 2016 non-GAAP Guidance1 Makena sales $310 - $340 $310 - $340 Feraheme and MuGard sales $95 - $105 $95 - $105 Cord Blood Registry revenue $98 - $108 $115 - $1252 Total revenue $503 - $553 $520 - $570 Net income $0 - $30 $195 - $225 Operating income $93 - $123 N/A Adjusted EBITDA N/A $255 - $285 1 See slide 30 for a reconciliation of 2016 financial guidance. 2 Revenue includes purchase accounting adjustments related to CBR deferred revenue of $17M in 2016. See slide 33 for an explanation of CBR deferred revenue adjustments. CBR was acquired on August 17, 2015. 22

Portfolio Expansion: Leverage Expertise – Acquire Products/Companies with Durable Growth Opportunities Strong financial profile, management team & corporate infrastructure Commercial & Digital Expertise Maternal Health Hematology / Oncology, Nephrology & Hospital Future product CBR Makena® Velo option Feraheme® MuGard® New therapeutic area Future product Future product 23

Executing on Key 2016 Milestones 2016 Commercialize single-dose, preservative-free formulation Initiate definitive PK and comparative pain studies for subcutaneous auto-injector Initiate a head-to-head Phase 3 clinical trial in Q1-2016 evaluating the safety of Feraheme compared to Injectafer in adults with IDA Makena Feraheme Drive significant net product sales growth of +40% versus prior year Achieve non-GAAP adjusted EBITDA of >$255M Initiate share repurchase program Financial Acquire or in-license marketed or late-stage development assets to accelerate future growth Business Development 24

AMAG Pharmaceuticals Q&A Q2-2016 Financial Results August 9, 2016 AMAG Pharmaceuticals

AMAG Pharmaceuticals Appendix Q2-2016 Financial Results August 9, 2016 AMAG Pharmaceuticals

Reconciliation of Non-GAAP Adjustments to Net Income for the 3- and 6- Months Ended June 30, 2016 and 2015

	Three Months Ended		Six Months Ended	
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
GAAP revenues	$ 127,419	$ 123,884	$ 236,718	$ 213,389
Service revenues	5,053 [4]	—	13,614 [4]	—
License fee, collaboration and other revenues	—	(33,563) [5]	—	(39,965) [5]
Non-GAAP revenues	132,472	90,321	250,332	173,424
GAAP CBR revenues	24,379	—	43,898	—
Service revenues	5,053 [4]	—	13,614 [4]	—
Non-GAAP CBR revenues	29,432	—	57,512	—
GAAP costs of product sales and services	27,132	19,679	50,957	40,705
Cost of product sales	(17,627) [6]	(16,521) [6]	(32,236) [6]	(34,261) [6]
Cost of services	(353) [7]	—	(713) [7]	—
Non-GAAP costs of product sales and services	9,152	3,158	18,008	6,444
GAAP costs and expenses	109,342	62,760	211,193	123,457
Cost of product sales	(17,627) [6]	(16,521) [6]	(32,236) [6]	(34,261) [6]
Cost of services	(353) [7]	—	(713) [7]	—
Research and development	(1,867) [8]	(1,197) [8]	(2,641) [8]	(1,691) [8]
Selling, general and administrative	(5,605) [9]	(3,679) [9]	(20,725) [9]	(9,865) [9]
Impairment charges of intangible assets	(15,963) [10]	—	(15,963) [10]	—
Acquisition-related	—	(2,653) [11]	—	(2,653) [11]
Restructuring	(89) [12]	(443) [12]	(712) [12]	(1,014) [12]
Non-GAAP costs and expenses	67,838	38,267	138,203	73,973
GAAP other income (expense)	(17,477)	(9,831)	(34,992)	(20,127)
Non-cash interest expense	3,104 [13]	2,944 [13]	6,162 [13]	5,830 [13]
Income tax expense (benefit)	1,196 [14]	17,655 [14]	(1,344) [14]	23,025 [14]
Non-GAAP other income (expense)	(13,177)	10,768	(30,174)	8,728
GAAP net income (loss)	(596)	33,258	(8,123)	46,162
Total adjustments	50,857	11,529	91,422	38,374
Non-GAAP net income (loss)	50,261	44,787	83,299	84,536

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Footnotes: Reconciliation of Non-GAAP Adjustments to Net Income for the 3- and 6- Months Ended June 30, 2016 and 2015 4 Represents purchase accounting adjustments related to deferred revenue in connection with the CBR acquisition. 5 Represents adjustments to exclude certain non-cash revenue associated with the 2014 termination of the company’s ex-US ferumoxytol marketing agreement. 6 Adjustments to eliminate the following: (i) non-cash step-up of inventory from purchase accounting; (ii) amortization expense related to intangible assets; (iii) depreciation expense; and (iv) stock-based compensation expense. 7 Adjustments to eliminate depreciation expense. 8 Adjustments to eliminate the following: (i) non-cash step-up of inventory used in research and development from purchase accounting; (ii) depreciation expense; and (iii) stock-based compensation expense. 9 Adjustments to eliminate the following: (i) non-cash adjustments related to contingent consideration; (ii) amortization expense related to intangible assets; (iii) depreciation expense; and (iv) stock-based compensation expense. 10 Impairment expense of $15.7 million related to the MuGard Intangible Asset and $0.2 million related to the favorable lease intangible asset 11 Adjustments to eliminate one-time costs related to Cord Blood Registry acquisition. 12 Adjustments to eliminate non-recurring restructuring costs. 13 Adjustments to eliminate non-cash interest expense. 14 Adjustments to eliminate non-cash income tax expense (benefit). 28

Reconciliation of GAAP to Non-GAAP Net Income (Loss) and Adjusted Net Income Per Share for the 3- and 6-Months Ended June 30, 2016 and 2015

	Three Months Ended		Six Months Ended	
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
GAAP Net Income (Loss)	$ (596)	$ 33,258	$ (8,123)	$ 46,162
Adjustments:				
Interest expense	17,477	9,831	34,993	20,127
Provision for income tax	1,196	18,035	(1,344)	23,643
Operating income	18,077	61,124	25,526	89,932
Purchase accounting adjustments related to CBR deferred revenue	5,053	—	13,614	—
Non-cash collaboration revenue	—	(33,563)	—	(39,965)
Depreciation and intangible asset amortization	21,587	13,549	40,431	25,164
Non-cash inventory step-up adjustments	2,344	3,643	3,144	9,826
Stock-based compensation	5,178	4,015	11,341	6,684
Adjustments to contingent consideration	(3,657)	(960)	1,399	1,639
Impairment charges of intangible assets	15,963	—	15,963	—
Acquisition-related costs	—	2,834	—	2,834
Restructuring costs	89	1,412	712	3,337
Non-GAAP adjusted EBITDA	64,634	52,054	112,130	99,451
Cash interest	(14,373)	(6,887)	(28,831)	(14,297)
Cash taxes	—	(380)	—	(618)
Non-GAAP Net Income	$ 50,261	$ 44,787	$ 83,299	$ 84,536
Basic:				
GAAP net income (loss) per share - Basic	$ (0.02)	$ 1.09	$ (0.24)	$ 1.60
Shares used in GAAP per share computation	34,223	30,636	34,481	28,934
Non-GAAP net income per share - Basic	$ 1.47	$ 1.46	$ 2.42	$ 2.92
Shares used in non-GAAP per share computation	34,223	30,636	34,481	28,934
Diluted:				
GAAP net income (loss) per share - Diluted	$ (0.02)	$ 0.82	$ (0.24)	$ 1.23
Shares used in GAAP per share computation	34,223	43,181	34,481	40,791
Non-GAAP net income per share - Diluted	$ 1.45	$ 1.12	$ 2.39	$ 2.27
Shares used in non-GAAP per share computation	34,607	40,002	34,839	37,182

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Reconciliation of 2016 Financial Guidance of Non-GAAP Adjusted EBITDA and Non-GAAP Net Income ($M) 2016 Guidance GAAP net income $0 - $30 Adjustments: Interest expense, net $73 Provision for income tax $20 Operating income $93 - $123 Purchase accounting adjustments related to CBR deferred revenue $17 Depreciation & intangible asset amortization $91 Non-cash inventory step-up adjustments $5 Stock-based compensation $26 Adjustments to contingent consideration $6 Impairment charges of intangible assets $16 Restructuring costs $1 Non-GAAP adjusted EBITDA $255 - $285 Cash interest expense $(60) Non-GAAP net income $195 - $225 30

Share Count Reconciliation 1 Employee equity incentive awards, Convertible notes and Warrants would be anti-dilutive in this period utilizing the “if-converted” method, which adjusts net income for the after-tax interest expense applicable to the convertible notes. 2 Reflects the Non-GAAP dilutive impact of the employee equity incentive awards. 3 Reflects the impact of the non-GAAP benefit of the bond hedge and warrants. (M) Q2-2016 Q2-2015 Weighted average basic shares outstanding 34.2 30.6 Employee equity incentive awards --1 1.8 Convertible notes --1 7.4 Warrants --1 3.4 GAAP diluted shares outstanding 34.2 43.2 Employee equity incentive awards 0.42 -- Effect of bond hedge and warrants -- (3.2)3 Non-GAAP diluted shares outstanding 34.6 40.0 31

Capitalization as of June 30, 2016 32 ($M) Cash, cash equivalents and investments $546 Convertible senior notes (2.5%) $200 Term loan facility (4.75%) 337 2023 senior notes (7.875%) 500 Total debt (principal amount outstanding) $1,037 ($M) Shares outstanding (M) 34.2 Net operating loss balance as of 12/31/151 $503 1 A portion of this Federal NOL balance is subject to annual 382 limitations.

CBR Non-GAAP Revenue Adjustment PURCHASE ACCOUNTING FUTURE IMPACT Deferred revenue balance on August 17, 2015 Addback to calculate non-GAAP revenue to be reported in future periods ($M) Purchase accounting rules require write-down of closing date deferred revenue on balance sheet at acquisition date 1 Reflects the GAAP balance sheet adjustment following the 2015 acquisition of CBR by AMAG; prior adjustment due to 2012 acquisition of CBR by GTCR. 2 Write-Off amount is added back in the period it would have been recognized in to arrive at non-GAAP revenue. 3 Reflects the addbacks from both the 2015 acquisition of CBR by AMAG and the 2012 acquisition of CBR by GTCR. ($M) 1 2 3 33 $3.1 $58.8 $0 $10 $20 $30 $40 $50 $60 $70 Closing Date GAAP Write-Off Amount $17.0 $5.5 $5.4 $5.3 $55.4 $0 $10 $20 $30 $40 $50 2016 2017 2018 2019 2020-2078 Non-GAAP Addback

AMAG Pharmaceuticals Q2-2016 Financial Results August 9, 2016 AMAG Pharmaceuticals